July 21, 2023

BNY MELLON FUNDS TRUST

-BNY Mellon Income Stock Fund

(Class A, C, I and Y Shares)

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

John C. Bailer, CFA, Brian C. Ferguson and Keith Howell are the fund's primary portfolio managers. Messrs. Bailer, Ferguson and Howell have been primary portfolio managers of the fund since December 2011, December 2015 and September 2021, respectively.  Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at Newton Investment Management North America, LLC (NIMNA).  Messrs. Ferguson and Howell are portfolio managers at NIMNA.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

John C. Bailer, CFA, Brian C. Ferguson and Keith Howell are the fund's primary portfolio managers. Messrs. Bailer, Ferguson and Howell have been primary portfolio managers of the fund since December 2011, December 2015 and September 2021, respectively.  Mr. Bailer is Deputy Head of Equity Income and a portfolio manager at NIMNA.  He has been employed by NIMNA or a predecessor company of NIMNA since 1992.  Messrs. Ferguson and Howell are portfolio managers at NIMNA and have been employed by NIMNA or a predecessor company of NIMNA since 1997 and 2006, respectively.

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